Connecticut General Life Insurance Company
                      CG Variable Annuity Separate Account

Supplement, dated October 15, 2004, to Prospectuses and Statements of Additional
                  Information, dated May 1, 2004 or thereafter


This Supplement is intended to be distributed with prospectuses and statements of additional information for the AIM/CIGNA Heritage Variable Annuity contracts issued by Connecticut General Life Insurance Company.

The prospectuses and statements of additional information are revised as follows:

o References to INVESCO VIF-Technology Fund - Series I are deleted and replaced with AIM V.I. Technology Fund - Series I.

o References to INVESCO VIF-Utilities Fund - Series I are deleted and replaced with AIM V.I. Utilities Fund - Series I.

o References to INVESCO VIF-Technology Variable Sub-Account are deleted and replaced with AIM V.I. Technology Variable Sub-Account.

o References to INVESCO VIF-Utilities Variable Sub-Account are deleted and replaced with AIM V.I. Utilities Variable Sub-Account.

o References to INVESCO Institutional (N.A.), Inc. as a sub-advisor to AIM Advisors, Inc. are deleted.

The investment objectives for the funds listed above have not changed.

Please  retain  this  supplement   together  with  your  prospectus  for  future
reference.